Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Rohini Jain, Chief Financial Officer of BILL Holdings, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Annual Report on Form 10-K of the Company for the year ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date:	August 20, 2026

BILL Holdings, Inc.

/s/ Rohini Jain
Rohini Jain
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)